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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): MAY 2, 2001 (APRIL 16, 2001)


                         ------------------------------


                                KYZEN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


   TENNESSEE                       000-26434                      87-0475115
(State or Other                (Commission File                (I.R.S. Employer
Jurisdiction of                     Number)                     Identification
Incorporation)                                                      Number)


                430 HARDING PLACE
              NASHVILLE, TENNESSEE                          37211
    (Address of Principal Executive Offices)             (Zip Code)


                                 (615) 831-0888
              (Registrant's Telephone Number, including Area Code)


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ITEM 5. OTHER EVENTS AND INFORMATION.

         On April 18, 2001, Kyzen Corporation (the "Registrant") issued the press release attached hereto as Exhibit 99.1 announcing the completion of a series of privately negotiated transactions between a significant selling shareholder and certain of the Registrant's officers, directors, and employees and their family members. All of the shares of the Registrant's common stock owned by this selling shareholder were either purchased by such individuals or will be redeemed by the Registrant.


Exhibit No.                        Description
-----------                        -----------

   99.1            Press Release of the Registrant, dated April 18, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     KYZEN CORPORATION



                                     By:  /s/ Kyle J. Doyel
                                       -----------------------------------------
                                          Kyle J. Doyel
                                          Chief Executive Officer and President


Date:  May 2, 2001


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                                INDEX TO EXHIBITS


  Exhibit No.                        Description
  -----------                        -----------
     99.1          Press Release of the Registrant, dated April 18, 2001.
